UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): November 17, 2010
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On November 17, 2010, Chico’s FAS, Inc. (the “Company”) held a conference call with the investment community to discuss its financial results for the third quarter and nine-month period ending October 30, 2010. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1.
     The information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject the Company to liability pursuant to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

Exhibit 99.1	Transcript of conference call held by Chico’s FAS, Inc. on November 17, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.
Date: November 17, 2010	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger, Executive Vice President
– Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Transcript of conference call held by Chico’s FAS, Inc. on November 17, 2010